Mellon Optima L/S Strategy Fund, LLC

Consolidated Schedule of Investments - June 30, 2020 (unaudited)

Investment Funds*	Units	Cost	Value	Percentage of Net Assets	Liquidity	Redemption Notice Period (# of days)
Opportunistic
Isomer Fund L.P.
Series A-E	†	$2,625,000	$2,849,234	2.3%	Quarterly (a)	45
Series B-E	†	1,202,325	1,265,210	1.0%	Quarterly (a)	45
SRS Partners US L.P.
Class B (NR)	†	366,945	393,337	0.3%	Quarterly (b)	60

		4,194,270	4,507,781	3.6%

Value
Long Pond Capital, Q.P. Fund, LP
Class B	†	3,605,663	4,373,934	3.5%	Quarterly (a)	60
Class C	†	1,178,088	1,229,296	1.0%	Quarterly (b)	60
Southpoint Qualified Fund, L.P.	†	1,674,196	3,506,657	2.8%	Quarterly (a)	60
Rivulet Capital Partners, L.P. - Series B	†	4,464,060	4,678,345	3.8%	Annual (c)	60

		10,922,007	13,788,232	11.1%

Total Investment Funds		15,116,277	18,296,013	14.7%

Affiliated Investment
Dreyfus Institutional Treasury
Securities Cash Advantage Fund
Institutional Shares	21,208,496	21,208,496	21,208,496	17.1%	Daily (d)

Total Investments		$36,324,773	39,504,509	31.8%

Other Assets in Excess of Liabilities			84,732,378	68.2%

Total Net Assets			$124,236,887	100.0%

Mellon Optima L/S Strategy Fund, LLC

Consolidated Schedule of Investments - June 30, 2020 (unaudited)

(a)	Investment is subject to a 25% investor level gate.

(b)	Investment is subject to a 12.5% investor level gate.

(c)	Investment is subject to a hard lock-up period with a 50% investor level gate per anniversary year of the investment date. Investment anniversary date is 4/1/19.

(d)	Investment in affiliated money market mutual fund. The 7-day yield at 6/30/20 was 0.01%.

†	Investment Fund is not unitized.

*	With the exception of the position in Dreyfus Institutional Treasury Securities Cash Advantage Fund, all other investments are restricted and non-income producing.

At June 30, 2020, net unrealized appreciation on investments was $3,179,736 of which $3,179,736 related to appreciated investment securities and $0 related to depreciated investment securities. At June 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

June 30, 2020 (unaudited)

Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements have been consolidated and include the accounts of the Fund and the Fund Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

A. Valuation of the Fund and its Investments

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices which are not active, quoted prices for restricted securities, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. If applicable, investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As a general matter, Investment Fund investments have been valued at the net asset value as reported by the Investment Funds, without adjustment.

The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Board may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of the end of each calendar month and on any other date the Board may designate ordinarily is the value determined as of such date for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s capital was withdrawn from the Investment Fund at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations utilize financial information supplied by the Investment Funds and are net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. In the event that an Investment Fund does not report a value to the Fund on a timely basis at the end of each calendar month, the Fund determines the fair value of its interest in such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Pursuant to ASU 2015-07, the fair value of investments in Investment Funds is measured using net asset value as the practical expedient and therefore excluded from the fair value hierarchy. At June 30, 2020, all investments in affiliated investment companies were considered Level 1 of the fair value hierarchy.

Shares of registered, open-end investment companies are valued at their net asset value.